UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 12, 2023 (October 10, 2023)

G-III APPAREL GROUP, LTD.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-18183	41-1590959
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

512 Seventh Avenue

New York, New York, 10018

(Address of Principal Executive Offices, and Zip Code)

(212) 403-0500

Registrant’s Telephone Number, Including Area Code

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

◻	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

◻	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

◻	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

◻	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	GIII	The Nasdaq Stock Market

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As described in Item 5.07 below, on October 10, 2023, G-III Apparel Group, Ltd. (the “Company” or “G-III”) held its Special Meeting of Stockholders (the “2023 Special Meeting”).  At the 2023 Special Meeting, the Company’s stockholders approved the Company’s 2023 Long-Term Incentive Plan (the “2023 Plan”). The 2023 Plan was previously approved by the Company’s Board of Directors, subject to stockholder approval, and became effective as of such stockholder approval. A description of the material features of the 2023 Plan is set forth in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on September 11, 2023 (the “Proxy Statement”) under the heading “Proposal No. 1 – Approval of 2023 Long-Term Incentive Plan,” which is incorporated herein by reference. The description of the 2023 Plan incorporated herein by reference does not purport to be complete and is qualified in its entirety by reference to the full text of the 2023 Plan, a copy of which was filed as Appendix A to the Proxy Statement and is hereby incorporated by reference as Exhibit 10.1 to this Form 8-K.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On October 10, 2023, G-III held its 2023 Special Meeting. A total of 39,569,597 shares of the Company’s common stock were represented at the 2023 Special Meeting, representing approximately 86.5% of the shares entitled to vote at the 2023 Special Meeting, which constituted a quorum to conduct business at the 2023 Special Meeting. At the 2023 Special Meeting, the Company’s stockholders considered and voted on the following matter:

Proposal No. 1: Approval of the Company’s 2023 Long-Term Incentive Plan

The Company’s stockholders approved the 2023 Plan, as presented in Proposal No. 1 in the Proxy Statement, based on the following votes:

Votes For	Votes Against	Abstentions
35,620,820	3,902,661	46,116

As Proposal No. 1 was approved, there was no need to consider Proposal No. 2, a vote to approve the adjournment of the Special Meeting, if necessary or appropriate, to solicit additional proxies in favor of Proposal No. 1.

Item 9.01 Financial Statements and Exhibits.

(a)Financial Statements of Businesses Acquired.

None.

(b)Pro Forma Financial Information.

None.

(c)Shell Company Transactions

None.

(d)Exhibits.
10.1	G-III Apparel Group, Ltd. 2023 Long-Term Incentive Plan (incorporated by reference to Appendix A of the Company’s Schedule 14A, filed on September 11, 2023).

104Cover Page Interactive Data File (embedded within the Inline XBRL document).

EXHIBIT INDEX

Exhibit No.	Description
10.1	G-III Apparel Group, Ltd. 2023 Long-Term Incentive Plan (incorporated by reference to Appendix A of the Company’s Schedule 14A, filed on September 11, 2023).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

G-III APPAREL GROUP, LTD.

Date: October 12, 2023

	By:	/s/ Neal S. Nackman
	Name:	Neal S. Nackman
	Title:	Chief Financial Officer

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